UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 1, 2017

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland

(Address of principal executive offices, including zip code)

011-353-1-634-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 1, 2017, Jazz Investments I Limited, a Bermuda exempted company limited by shares (the “Issuer”) and a wholly-owned subsidiary of Jazz Pharmaceuticals plc (the “Company”), sold an additional $75.0 million aggregate principal amount of its 1.50% exchangeable senior notes due 2024 (the “Additional Notes”). The Additional Notes were sold to two investment banks acting as initial purchasers (together, the “Initial Purchasers”) in connection with the exercise in full by the Initial Purchasers of a 13-day option granted to the Initial Purchasers pursuant to a Purchase Agreement (the “Purchase Agreement”) that the Issuer and the Company entered into with the Initial Purchasers on August 17, 2017. As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2017 (the “Prior Current Report”), the Issuer previously sold $500.0 million aggregate principal amount of its 1.50% exchangeable senior notes due 2024 (the “Initial Notes”) to the Initial Purchasers pursuant to the Purchase Agreement.

The Additional Notes, together with the Initial Notes (collectively, the “Notes”), were sold to the Initial Purchasers in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and were resold by the Initial Purchasers to qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act. The Issuer, the Company and the Initial Purchasers relied on these exemptions from registration based in part on representations made by the Issuer, the Company and the Initial Purchasers, respectively, in the Purchase Agreement. None of the Notes, the Guarantee or the ordinary shares of the Company issuable upon exchange of the Notes has been registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The total aggregate principal amount of Notes sold to the Initial Purchasers is $575.0 million. The Company estimates that the net proceeds from the sale of the Notes will be approximately $559.1 million, after deducting the Initial Purchasers’ discount and estimated offering expenses payable by the Issuer and the Company. The Company used the net proceeds from the sale of the Initial Notes, together with cash on hand, to repay $500.0 million of outstanding borrowings under the revolving credit facility provided for under the Company’s current credit agreement, which repayment occurred on August 28, 2017. The Company intends to use the net proceeds from the sale of the Additional Notes for general corporate purposes, including potential business development activities.

The Additional Notes and the Initial Notes were issued pursuant to an Indenture, dated as of August 23, 2017 (the “Indenture”), among the Issuer, the Company and U.S. Bank National Association, as trustee. The Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company (the “Guarantee”). The Notes and the Guarantee are the Issuer’s and the Company’s senior unsecured obligations, respectively. Additional information with respect to the Notes, the Guarantee and Indenture, including a description of the payment and exchange features of the Notes, may be found under the caption “The Notes, the Guarantee and the Indenture” under Item 1.01 of the Prior Current Report, which information is incorporated by reference herein.

On September 1, 2017, the Company issued a press release announcing the sale of the Additional Notes. A copy of the foregoing press release is filed hereto as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 of this report is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of August 23, 2017, among Jazz Pharmaceuticals Public Limited Company, Jazz Investments I Limited and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.1 in Jazz Pharmaceuticals plc’s Current Report on Form 8-K (File No. 001-33500), as filed with the Securities and Exchange Commission on August 23, 2017)

4.2	Form of 1.50% Exchangeable Senior Note due 2024 (included in, and incorporated herein by reference to, Exhibit 4.1 in Jazz Pharmaceuticals plc’s Current Report on Form 8-K (File No. 001-33500), as filed with the Securities and Exchange Commission on August 23, 2017)

99.1	Press release, dated September 1, 2017

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, all statements related to the expected use of the net proceeds from the sale of the Additional Notes and other future events related to the Notes, and all other statements that are not historical facts. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: the Company’s ability to identify and acquire, in-license or develop additional products or product candidates to grow its business; the Company’s ability to service its substantial outstanding consolidated indebtedness, which requires a significant amount of cash, and other risks and uncertainties related to such indebtedness, including, but not limited to, the risks that the Company may re-borrow the amounts repaid under its revolving credit facility, that the accounting method for exchangeable debt securities that may be settled in cash, such as the Notes, is subject to accounting rules that could have a material effect on the Company’s reported or future consolidated financial results, that changes in the Company’s credit ratings could have an adverse effect on the market price of the Company’s ordinary shares and the value of the Notes, and that the Company’s substantial outstanding consolidated debt obligations could result in possible restrictions on the Company’s ability and flexibility to pursue certain future opportunities; and those other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals plc’s Securities and Exchange Commission filings and reports (Commission File No. 001-33500), including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and future filings and reports by the Company. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Matthew P. Young
Name:	Matthew P. Young
Title:	Executive Vice President and Chief Financial Officer

Date: September 1, 2017